                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                               ----------------

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
                                   March 29, 1999
                                  ---------------------------------------------

                                E*TRADE Group, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Delaware                   1-11921                   94-2844166
----------------------------------------------------------------------------
    (State or other
      jurisdiction               (Commission               (IRS Employer
   of incorporation)             File Number)            Identification No.)

Four Embarcadero Place, 2400 Geng Road, Palo Alto, California      94303
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:
                                         (650) 842-2500
--------------------------------------------------------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2 ACQUISITION OR DISPOSITION OF ASSETS

   This Form 8-K/A amends the Current Report on Form 8-K filed on April 13, 1999 to incorporate Item 7(a), the Financial Statements of Business Acquired and Item 7(b), the Pro Forma Financial Information.

   On March 28, 1999, E*TRADE Group, Inc. ("E*TRADE") entered into an agreement with ClearStation, Inc. ("ClearStation"), a California corporation, pursuant to which Crystal Acquisition Corporation, a wholly owned subsidiary of E*TRADE, was merged with and into ClearStation, with ClearStation continuing as the surviving entity and as a wholly owned subsidiary of E*TRADE (the "Merger"). The securityholders of ClearStation received an aggregate of 939,072 shares (adjusted for the stock split effective May 21, 1999) of E*TRADE common stock in the Merger. The amount of such consideration was determined based upon arm's-length negotiations between E*TRADE and ClearStation. The purpose of the acquisition is to add online financial community services to E*TRADE's current offerings. The acquisition was accounted for as a pooling of interests.

Item 7 FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

      (a) Financial Statements of Business Acquired.

      (1) Report of Independent Accountants

      (2) Clearstation, Inc. (A Development Stage Company) Balance Sheets as of December 31, 1998 and 1997

      (3) Clearstation, Inc. (A Development Stage Company) Statement of Changes in Shareholders Equity (Deficit) for the period from October 30, 1997 (date of inception) to December 31, 1998

      (4) Clearstation, Inc. (A Development Stage Company) Statements of Cash Flows for the period from October 30, 1997 (date of inception) to December 31, 1998

      (5) Clearstation, Inc. (A Development Stage Company) Notes to Financial Statements

      (b) Pro Forma Financial Information.

      (1) Pro Forma Combined Balance Sheets as of March 31, 1999
          (unaudited)

      (2) Pro Forma Combined Statements of Operations for the six-month periods ended March 31, 1999 and 1998 (unaudited)

      (3) Pro Forma Combined Statements of Operations for the year ended September 30, 1998 (unaudited)

      (c) Exhibits.

          The following documents are filed as exhibits to this Report:

      23.1 Consent of PricewaterhouseCoopers LLP, Independent Auditors

      99.1 Press Release, dated March 29, 1999, issued by E*TRADE Group,
           Inc. announcing the agreement to acquire ClearStation, Inc.*
--------
* Filed as part of the Registrant's Current Report on Form 8-K dated March 29, 1999, filed April 13, 1999, and incorporated herein by reference.

                       Report of Independent Accountants

To the Board of Directors and Shareholders
ClearStation, Inc.

     In our opinion, the accompanying balance sheets and the related statements of operations, of changes in shareholders' equity (deficit) and of cash flows present fairly, in all material respects, the financial position of ClearStation, Inc. (a development stage company) at December 31, 1998 and 1997, and the results of its operations and its cash flows for the year ended December 31, 1998, the period from October 30, 1997 (date of inception) to December 31, 1997 and the cumulative period from October 30, 1997 (date of inception) to December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has sustained recurring losses and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

PriceWaterhouseCoopers LLP

San Jose, California
April 9, 1999

                               ClearStation, Inc.
                         (A Development Stage Company)

                                 Balance Sheets
                           December 31, 1998 and 1997

                                                            1998        1997
                                                         -----------  ---------
Assets
Current assets:
 Cash and cash equivalents.............................. $       500  $ 206,849
 Accounts receivable....................................     135,444        --
 Notes receivable from related parties..................      43,433     41,500
 Prepaid expenses and other current assets..............      15,113     20,150
                                                         -----------  ---------
   Total current assets.................................     194,490    268,499
                                                         -----------  ---------
 Property and equipment, net............................     319,925    202,756
                                                         -----------  ---------
   Total assets......................................... $   514,415  $ 471,255
                                                         ===========  =========
Liabilities and Shareholders' Equity
Current liabilities:
 Bank overdraft......................................... $     5,625  $     --
 Accounts payable and accrued expenses..................     145,640     50,430
 Accrued payroll and related expenses...................      10,293      7,842
 Amount payable to related parties......................   1,030,500    146,751
 Deferred salaries......................................     125,772      5,769
                                                         -----------  ---------
   Total current liabilities............................   1,317,830    210,792
                                                         -----------  ---------
 Convertible note payable...............................      30,000        --
                                                         -----------  ---------
   Total liabilities....................................   1,347,830    210,792
                                                         -----------  ---------
Commitments (Note 4)
Shareholders' equity (deficit):
 Preferred stock, no par value:
  Authorized: 10,000,000 shares in 1998 and none in
   1997.................................................
  Issued and outstanding: 1,000,000 shares in 1998 (liq-
   uidation preference $150,000) and none in 1997.......     150,000        --
 Common stock, no par value:
  Authorized: 35,000,000 shares in 1998 and 20,000,000
   shares in 1997.......................................
  Issued and outstanding: 16,819,727 shares in 1998
   and 16,000,000 shares in 1997........................     470,153    400,000
 Deficit accumulated during the development stage.......  (1,453,568)  (139,537)
                                                         -----------  ---------
   Total shareholders' equity (deficit).................    (833,415)   260,463
                                                         -----------  ---------
    Total liabilities and shareholders' equity
     (deficit).......................................... $   514,415  $ 471,255
                                                         ===========  =========

   The accompanying notes are an integral part of these financial statements.

                               ClearStation, Inc.
                         (A Development Stage Company)

                            Statements of Operations
 For the Period From October 30, 1997 (date of inception) Through December 31,
                                      1998

                                           For the period from
                          -----------------------------------------------------
                           January 1, 1998  October 30, 1997  October 30, 1997
                                 to                to                to
                          December 31, 1998 December 31, 1997 December 31, 1998
                          ----------------- ----------------- -----------------
Revenues................     $   270,392        $     --         $   270,392
Cost of revenues........         178,060              --             178,060
                             -----------        ---------        -----------
 Gross profit...........          92,332              --              92,332
                             -----------        ---------        -----------
Operating expenses
 Sales and marketing....         186,194            9,000            195,194
 Product development....         408,539            1,910            410,449
 General and
  administrative........         745,525          127,551            873,076
                             -----------        ---------        -----------
  Total operating
   expenses.............       1,340,258          138,461          1,478,719
                             -----------        ---------        -----------
Loss from operations....      (1,247,926)        (138,461)        (1,386,387)
Interest and other
 income (expense), net..         (66,105)          (1,076)           (67,181)
                             -----------        ---------        -----------
Net loss................     $(1,314,031)       $(139,537)       $(1,453,568)
                             ===========        =========        ===========





   The accompanying notes are an integral part of these financial statements.

                               ClearStation, Inc.
                         (A Development Stage Company)

            Statements of Changes in Shareholders' Equity (Deficit) For the Period From October 30, 1997 (date of inception)
                           Through December 31, 1998

                                                                   Deficit
                                                                 Accumulated      Total
                           Preferred Stock      Common Stock     During the   Shareholders'
                          ------------------ ------------------- Development     Equity
                           Shares    Amount    Shares    Amount     Stage       (Deficit)
                          --------- -------- ---------- -------- -----------  -------------
Issuance of common stock
 to founder for cash at
 $.05 per share in
 October 1997...........        --  $    --   8,000,000 $400,000 $       --    $   400,000
Issuance of common stock
 to founder in exchange
 for technology in
 October 1997...........        --       --   8,000,000      --          --            --
Net loss for the
 period.................        --       --         --       --     (139,537)     (139,537)
                          --------- -------- ---------- -------- -----------   -----------
Balances, December 31,
 1997...................        --       --  16,000,000  400,000    (139,537)      260,463
Issuance of common stock
 to employee for cash at
 $.05 per share in
 September 1998.........        --       --     403,060   20,153         --         20,153
Issuance of common stock
 to investor for cash at
 $.12 per share in
 September 1998.........        --       --     416,667   50,000         --         50,000
Issuance of preferred
 share to investor for
 cash of $.15 per share
 in November 1998.......  1,000,000  150,000        --       --          --        150,000
Net loss for the year...        --       --         --       --   (1,314,031)   (1,314,031)
                          --------- -------- ---------- -------- -----------   -----------
Balances, December 31,
 1998...................  1,000,000 $150,000 16,819,727 $470,153 $(1,453,568)  $  (833,415)
                          ========= ======== ========== ======== ===========   ===========


   The accompanying notes are an integral part of these financial statements.

                               ClearStation, Inc.
                         (A Development Stage Company)

                            Statements of Cash Flows
            For the Period From October 30, 1997 (date of inception)
                           Through December 31, 1998

                                            For the period from
                           -----------------------------------------------------
                            January 1, 1998  October 30, 1997  October 30, 1997
                                  to                to                to
                           December 31, 1998 December 31, 1997 December 31, 1998
                           ----------------- ----------------- -----------------
Cash flows from operating
 activities:
 Net loss................     $(1,314,031)       $(139,537)       $(1,453,568)
 Adjustments to reconcile
  net loss to net cash
  used in operating
  activities:
  Depreciation of
   property and
   equipment.............         116,899           40,337            157,236
  Changes in operating
   assets and
   liabilities:
   Accounts receivable...        (135,444)             --            (135,444)
   Prepaid expenses and
    other current
    assets...............           5,037          (20,150)           (15,113)
   Accounts payable and
    accrued expenses.....          95,210           50,430            145,640
   Accrued payroll and
    related expenses.....           2,451            7,842             10,293
   Deferred salaries.....         120,003            5,769            125,772
                              -----------        ---------        -----------
    Net cash used in
     operating
     activities..........      (1,109,875)         (55,309)        (1,165,184)
                              -----------        ---------        -----------
Cash flow from investing
 activities:
 Purchase of property and
  equipment..............        (234,068)        (243,093)          (477,161)
 Notes receivable from
  related parties........          (1,933)         (41,500)           (43,433)
                              -----------        ---------        -----------
    Net cash used in
     investing
     activities..........        (236,001)        (284,593)          (520,594)
                              -----------        ---------        -----------
Cash flows from financing
 activities:
 Proceeds from issuance
  of common stock........          70,153          400,000            470,153
 Proceeds from issuance
  of preferred stock.....         150,000               --            150,000
 Proceeds from issuance
  of convertible note....          30,000               --             30,000
 Proceeds from borrowings
  from related parties...         883,749          146,751          1,030,500
 Increase in bank
  overdraft..............           5,625               --              5,625
                              -----------        ---------        -----------
    Net cash provided by
     financing
     activities..........       1,139,527          546,751          1,686,278
                              -----------        ---------        -----------
    Net increase
     (decrease) in cash..        (206,349)         206,849                500
Cash and cash
 equivalents, beginning
 of period...............         206,849              --                 --
                              -----------        ---------        -----------
Cash and cash
 equivalents, end of
 period..................     $       500        $ 206,849        $       500
                              ===========        =========        ===========
Noncash financing
 activities:
 Common stock issued in
  exchange for
  technology.............     $       --         $     --         $       --
 Revenue and advertising
  expense from barter
  transactions...........     $    23,825        $     --         $    23,825

   The accompanying notes are an integral part of these financial statements.

                               ClearStation, Inc.
                         (A Development Stage Company)

                         Notes to Financial Statements

1.Company Background

     ClearStation, Inc. (the Company) was incorporated in the State of California on October 30, 1997 to provide information to financial investors via the Internet. Since its inception, the Company has focused on developing its technology and marketing strategy and recruiting personnel. The Company has generated revenue from advertising on its web site since August 1998 but is still considered a development stage company. The Company has also financed its operations through raising equity capital. In connection with the incorporation of the Company, one of the founders transferred some proprietary technology to the Company in exchange for 8,000,000 shares of common stock. For accounting purposes, no value was assigned to this transaction as there was no predecessor basis in the technology.

2.Summary of Significant Accounting Policies

  Basis of presentation

     The Company's financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred losses from operations and negative cash flows from operating activities since inception. These factors raise substantial doubt about the Company's ability to continue as a going concern. The Company is seeking to achieve profitable operations by gaining market acceptance of its services. The Company is also seeking to raise additional capital through the offering of equity securities. However, there can be no assurance that the Company's efforts to achieve profitable operations or raise additional capital will be successful. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

  Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Business risks and credit concentrations

     The Company operates in the Internet content industry segment, which is new, rapidly evolving and highly competitive. In 1998, there was one customer that accounted for 88% of the Company's revenue, and 98% of the Company's account receivable.

  Cash and cash equivalents

     The Company considers all highly liquid monetary instruments with an original maturity of three months or less to be cash equivalents. Substantially all of the Company's cash is held at one major financial institution.

  Fair value of financial instruments

     Carrying amounts of certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable, notes receivable from and amounts payable to related parties, accounts payable and other accrued liabilities and convertible notes payable approximate fair value due to their short maturities.

                               ClearStation, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements--(Continued)

  Property and equipment

     Property and equipment are stated at cost. Maintenance and repairs are charged to operations as incurred. Depreciation and amortization are determined on the straight-line method over the estimated useful lives of the related assets. Computer hardware, software and other equipment have useful lives of three years, furnitures and fixtures have useful lives of five years and leasehold improvements have a useful life equal to the lesser of the life of the related asset or term of the lease. When assets are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in operations in the period realized.

  Revenue recognition

     The Company derives revenue from the sale of advertisements, which is recognized ratably in the period in which the advertisement is displayed, provided that no significant obligations for the Company remain and collection of the resulting receivable is probable. Barter advertisement transactions are recorded at the lower of estimated fair value of the services received or the estimated fair value of the advertisements given.

  Advertising costs

     Costs relating to advertising and promotion will be charged to expense as incurred and totaled $9,000, $186,194 and $195,194 during the period ended December 31, 1997, the year ended December 31, 1998 and the cumulative period from October 30, 1997 to December 31, 1998, respectively.

  Product development costs

     The Company expenses research and development costs as incurred. Product development costs include expenses incurred by the Company to develop and enhance the Company's web site. Product development costs are expensed as incurred.

  Stock-based compensation

     In 1997, the Company adopted the disclosure provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-based Compensation. The Company has elected to continue accounting for stock-based compensation issued to employees using Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and, accordingly, pro forma disclosures required under SFAS No. 123 have been presented (see Note 8). Under APB No. 25, compensation expense is based on the difference, if any, on the date of the grant, between the fair value of the Company's stock and the exercise price. Stock issued to non-employees has been accounted for in accordance with SFAS No. 123 and valued using the Black-Scholes model.

  Income taxes

     Deferred income taxes are recognized for the differences between the tax basis of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. A valuation allowance is

                               ClearStation, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements--(Continued) recognized for deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will be realized. Income tax expense is comprised of tax payable or refundable for the current period plus the change during the period in deferred tax assets and liabilities.

  Comprehensive income

     Effective for the fiscal years commencing December 15, 1997, the Company adopted the provisions of SFAS No. 130, Reporting Comprehensive Income. SFAS No. 130 establishes standards for reporting comprehensive income and its components in financial statements. Comprehensive income, as defined, includes all changes in equity during a period from non-owner sources. The Company's total comprehensive loss was the same as its net loss for the year ended December 31, 1998.

  Recently issued accounting pronouncements

     In March 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position No. 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use (SOP 98-1). SOP 98-1 requires computer software costs related to internal software that are incurred in the preliminary project stage to be expensed as incurred. Once the capitalization criteria of SOP-98-1 have been met, certain direct costs should be capitalized. SOP 98-1 is effective for financial statement for fiscal years beginning after December 15, 1998. Accordingly, the Company will adopt SOP 98-1 in its financial statements for the year ending December 31, 1999. The Company does not believe the adoption of SOP 98-1 will have a material effect on the Company's results of operations or financial condition.

     On April 3, 1998, the Accounting Standards Executive Committee issued Statement of Position 98-5 (SOP 98-5), Reporting on the Costs of Start-Up Activities, which provides guidance on the financial reporting of start-up costs and organization costs. It requires costs of start-up activities and organization costs to be expensed as incurred. SOP 98-5 is effective for financial statements for fiscal years beginning after December 15, 1998. As the Company has not capitalized such costs to date, the adoption of SOP 98-5 is not expected to have an impact on the financial statements of the Company.

3.Property and Equipment

     Property and equipment consisted of the following:

                                                               1998      1997
                                                             --------  --------
   Computer hardware........................................ $417,322  $239,418
   Computer software........................................    9,855     1,000
   Office equipment.........................................    5,512       --
   Furniture and fixtures...................................   32,534       --
   Leasehold improvements...................................   11,938     2,675
                                                             --------  --------
                                                              477,161   243,093
   Accumulated depreciation................................. (157,236)  (40,337)
                                                             --------  --------
    Property and equipment, net............................. $319,925  $202,756
                                                             ========  ========

     Depreciation expense totaled $40,337, $116,899 and $157,236 during the period ended December 31, 1997, the year ended December 31, 1998 and the cumulative period from October 30, 1997 to December 31, 1998, respectively.

                               ClearStation, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements--(Continued)

4.Commitments

  Operating leases

     The Company leases office facilities under noncancelable operating leases. Minimum future payments under these lease agreements at December 31, 1998 are as follows:

                                                                       Operating
                                                                        Leases
                                                                       ---------
   1999............................................................... $ 60,452
   2000...............................................................   60,452
   2001...............................................................   60,452
   2002...............................................................   60,452
                                                                       --------
   Total minimum lease payments....................................... $241,808
                                                                       ========

     Facility rent expense for the period ended December 31, 1997, the year ended December 31, 1998 and the cumulative period from October 30, 1997 to December 31, 1998 was $0, $60,452 and $60,452, respectively.

  Litigation

     From time to time, the Company may be involved in litigation arising out of claims in the normal course of business. Based upon the information presently available, including discussion with outside legal counsel, management believes that there are no claims or actions pending or threatened against the Company, the ultimate resolution of which will have a material adverse effect on the Company's financial position, liquidity or results of operations.

5.Convertible Preferred Stock

     At December 31, 1998, the amounts of the convertible preferred stock by series were as follows:

                                                              Shares
                                                   Shares   Issued and    Net
                                                 Authorized Outstanding  Amount
                                                 ---------- ----------- --------
   Series B.....................................  1,000,000  1,000,000  $150,000
   Undesignated.................................  9,000,000        --        --
                                                 ----------  ---------  --------
                                                 10,000,000  1,000,000  $150,000
                                                 ==========  =========  ========

     Under the Company's Certificate of Incorporation, the Company's preferred stock is issuable in series and the Company's Board of Directors is authorized to determine the rights, preferences and privileges of each series. At December 31, 1998, the terms of the convertible preferred stock are as follows:

   Dividends

      The holders of the Series B convertible preferred stock are entitled to receive dividends at the same rate as dividends are paid on the common stock (other than dividends payable in additional shares of common stock). Each share of convertible preferred stock would be treated as being equal to the number of shares of common stock into which each share of convertible preferred stock is then convertible. Such dividends will be declared or paid prior and in preference to any declaration or payment of any dividend on the common stock, other than a common stock dividend payable solely in shares of common stock.

                               ClearStation, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements--(Continued)

   Voting rights

      Each share of Series B convertible preferred stock entitles a holder to the number of votes per share equal to the number of shares of common stock (with any fractional share rounded to the nearest whole share) into which each share of Series B convertible preferred stock is then convertible.

   Liquidation preference

      Upon any liquidation, dissolution or winding up of the Company, the holders of Series B convertible preferred stock will be entitled to receive, in equal preference, before any distribution or payment is made to the holders of common stock, an amount per share equal to $0.15 for each outstanding share of Series B Preferred Stock.

   Conversion

      Each share of Series B convertible preferred stock is convertible into the number of shares of common stock determined by dividing $0.15, by the conversion price at the time in effect for each such share of convertible preferred stock. The initial conversion price will be $0.15 per share for the Series B convertible preferred stock. Conversion can be requested at any time at the option of the holder.

      The convertible preferred stock would mandatorily convert into common stock at the conversion price relevant at that time, if the Company closes a firm commitment underwritten public offering, pursuant to an effective registration statement on Form S-1 under the Securities Act of 1933, as amended, covering the offer and sale of the corporation's equity securities.

  Warrant for preferred stock

     On December 23, 1998, the Company issued warrants for preferred stock to a financial institution as part of negotiation for a factoring agreement. The total shares underlying the warrant are 160,000 and are exercisable at a price equal to $0.15. The fair value of the grant was estimated at $1,067 using the Black-Scholes model.

6.Common Stock

     The Company is authorized to issue up to 35,000,000 shares of no par common stock. The Company has issued 16,819,727 of the common shares as of December 31, 1998.

  Warrant for Common Stock

     On October 2, 1998 the Company issued warrants for common stock to a third party in connection with a convertible promissory note in the principal amount of $30,000. The total shares underlying the warrant are 20,000 and are exercisable at a price of $0.05. The fair value of the grant was estimated at $256 using the Black-Scholes model.

7.Stock Option Plan

     In June 1998, the Company adopted a Stock Option Plan (the Plan) under which the Board of Directors may grant common stock options to employees, directors and consultants. The shares may be fully vested when issued or may vest over time as the recipient provides services or achieves specified performance objectives. Under the Plan, options generally vest 25% six months from the vesting

                              ClearStation, Inc.
                         (A Development Stage Company)

                  Notes to Financial Statements--(Continued) commencement date with an additional 25% vesting each year thereafter. Options generally expire ten years from the date of grant. A total of 4,000,000 shares of the Company's common stock have been reserved for issuance under the Plan. Shares sold under the Plan are subject to various restrictions as to resale and right of repurchase by the Company.

     The following table summarizes activity under the Plan for the year ended December 31, 1998.

                                                             Year Ended
                                                         December 31, 1998
                                                     ---------------------------
                                                                Weighted Average
                                                      Shares     Exercise Price
                                                     ---------  ----------------
   Outstanding at the beginning of the year.........       --        $ --
    Granted......................................... 2,823,300        0.05
    Exercised.......................................       --          --
    Cancelled.......................................   (57,600)       0.05
                                                     ---------       -----
   Outstanding at the end of year................... 2,765,700       $0.05
                                                     ---------       -----
   Options exercisable at year end without
    the right of repurchase by the Company.......... 1,451,917
                                                     ---------
   Weighted average minimum fair value
    of options granted during the year.............. $    0.05
                                                     =========

     The following table summarizes information about stock options outstanding at December 31, 1998:

                                              Options Outstanding at
                                                 December 31, 1998
                                     ------------------------------------------------------
                                      Number of                            Weighted Average
             Exercise                  Shares                                 Remaining
              Price                  Outstanding                           Contractual Life
             --------                -----------                           ----------------
             $0.05                    2,765,700                                  9.71

  Fair value disclosures

     The Company calculated the minimum fair value of each option grant on the date of the grant using the minimum value option pricing model as prescribed by SFAS No. 123 using the following assumptions:

                                                                    December 31,
                                                                        1998
                                                                    ------------
   Risk free interest rate.........................................       5%
   Expected life...................................................       3
   Dividend yield..................................................     --

     For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the option's vesting period. The Company's pro forma information follows:

                                                                   December 31,
                                                                       1998
                                                                   ------------
   Net loss attributable to common stockholders................... $(1,314,031)
                                                                   ===========
   Pro forma net loss............................................. $(1,323,825)
                                                                   ===========

                               ClearStation, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements--(Continued)
     The effect of applying SFAS 123 in this pro forma disclosure may not be indicative of future amounts. Additional awards in future are anticipated.

8.Income Taxes

     The principal items accounting for the difference between income taxes computed at the US statutory rate and the provision for income taxes are as follows:

                                                              1998       1997
                                                            ---------  --------
   US statutory rate.......................................        34%       34%
   Operating losses not benefited..........................       (34)      (34)
                                                            ---------  --------
                                                                  --        --
                                                            =========  ========

     The Company's net deferred tax asset is comprised as follows:

                                                              1998       1997
                                                            ---------  --------
   Net operating loss carryforwards........................ $ 577,904  $ 55,584
   Research and development credit carryforwards...........    47,633     1,719
   Valuation allowance.....................................  (625,537)  (57,303)
                                                            ---------  --------
    Net deferred tax asset................................. $     --   $    --
                                                            =========  ========

     Due to uncertainty surrounding the realization of deferred tax assets, the Company has recorded a valuation allowance against its net deferred tax asset.

     As of December 31, 1998, the Company has net operating loss carryforwards of approximately $1,452,000 for federal income tax purposes. These carryforwards expire in 2018. In addition, the Company has carryforwards of approximately $1,451,000 as of December 31, 1998 for California franchise tax purposes, expiring in 2005.

     In the event of changes in the Company's ownership, the amount of loss carryforwards available to offset future federal and state taxable income may be limited by IRS Code Section 382 pursuant to the Tax Reform Act of 1986. The amount of such limitation, if any, has not been determined.

9.Related Party Transaction

     The Company recorded a note receivable for $40,000 from a shareholder of the Company in exchange for cash. The note remains outstanding at December 31, 1998. The note bears interest at 5% a year and is payable on demand.

     As of December 31, 1998, DBSafe, a related company, lent money to the Company totaling $935,126 by direct transfer of cash or direct payment to supplier on behalf of the Company. This note is collateralized by all assets of the Company. The note bears interest of 10% a year and is payable by monthly installment of $100,000 starting on December 1998. No payment was made as of December 31, 1998.

     At December 31, 1997 and 1998, the Company owed a total of $5,769 and $125,772, respectively to founders, directors and employees. These amounts represented deferred salaries and are included in current liabilities in the balance sheets presented.

                               ClearStation, Inc.
                         (A Development Stage Company)

                   Notes to Financial Statements--(Continued)
10.Subsequent Events

     On December 1998, the Company entered into a factoring agreement, which provides that the Company could finance its working capital needs up to 80% of its eligible accounts receivable. In January 1999, the Company used the credit facility and borrowed $99,530.

     In March 1999, the Company raised $214,233 by issuing 856,932 Series B Preferred Stock.

     In March 1999, the Company received an offer to purchase all the shares of the Company from E*TRADE. After the transaction, the outstanding capital stock and voting securities of the Company on a fully diluted basis will be converted into shares of common stock of E*TRADE.

                        PRO FORMA FINANCIAL INFORMATION

   On March 28, 1999, E*TRADE Group, Inc. ("E*TRADE") entered into an agreement with ClearStation, Inc., a California corporation ("ClearStation"), pursuant to which Crystal Acquisition Corporation, a wholly owned subsidiary of E*TRADE, was merged with and into ClearStation, with ClearStation continuing as the surviving entity and as a wholly owned subsidiary of E*TRADE (the "Merger"). The securityholders of ClearStation received an aggregate of 939,072 shares (adjusted for the stock split effective May 21, 1999) of E*TRADE common stock in the Merger. The amount of such consideration was determined based upon arm's-length negotiations between E*TRADE and ClearStation. The purpose of the acquisition is to add online financial community services to E*TRADE's current offerings. The acquisition was accounted for as a pooling of interests. The purpose of the acquisition is to add online financial community services to E*TRADE's current offerings.

   The following unaudited pro forma combined financial statements give effect to the merger between E*TRADE and ClearStation. The unaudited pro forma combined balance sheet of E*TRADE and ClearStation as of March 31, 1999 combines the unaudited balance sheets of E*TRADE and ClearStation as of March 31, 1999. [The unaudited pro forma combined statements of operations of E*TRADE and ClearStation for the six month period ended March 31, 1999 and the fiscal year ended September 30, 1998, give effect to the proposed merger as if the merger had been completed at the beginning of the periods presented, as required under pooling of interests accounting.] ClearStation had a fiscal year that ended on December 31 of each year. For purposes of the unaudited pro forma combined statements of operations, ClearStation's statements of operations for the six month periods ended March 31, 1999 and 1998, and the twelve month period ended September 30, 1998, were derived from the unaudited quarterly information of ClearStation for those periods. The operations of ClearStation commenced on October 30, 1997 (date of inception), therefore, pro forma combined statements of operations for fiscal year's ended September 30, 1997 and 1996 were not presented because the historical financial statements of E*TRADE are not affected.

   In January 1999 and April 1999, E*TRADE issued two-for-one stock splits to shareowners in the form of 100% stock dividends. Accordingly, all pro forma E*TRADE and ClearStation share and per share amounts have been restated to reflect the two-for-one stock splits, as appropriate.

   The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if these transactions had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or financial position.

                      E*TRADE GROUP, INC. AND SUBSIDIARIES

                       Pro Forma Combined Balance Sheets
                      (in thousands, except share amounts)
                                  (Unaudited)

                                                        March 31, 1999
                                                -------------------------------
                                                  E*TRADE    Clear   Pro Forma
                                                As Reported Station   Combined
                                                ----------- -------  ----------
                    ASSETS
Current assets:
  Cash and equivalents......................... $   49,658  $    --  $   49,658
  Cash and investments required to be
   segregated under Federal or other
   regulations.................................      5,000       --       5,000
  Investment securities........................    409,192       --     409,192
  Brokerage receivables--net...................  2,276,014       --   2,276,014
  Other assets.................................     18,873      197      19,070
                                                ----------  -------  ----------
    Total current assets.......................  2,758,737      197   2,758,934
Property and equipment--net....................     65,328      394      65,722
Investments....................................    482,043              482,043
Related party receivables......................         --       --          --
Other assets...................................      6,193       --       6,193
                                                ----------  -------  ----------
    Total assets............................... $3,312,301  $   591  $3,312,892
                                                ==========  =======  ==========
LIABILITIES AND SHAREOWNERS' EQUITY
Liabilities:
  Brokerage payables........................... $2,133,456  $    --  $2,133,456
  Accounts payable, accrued and other
   liabilities ................................    208,488    1,174     209,662
                                                ----------  -------  ----------
    Total liabilities..........................  2,341,944    1,174   2,343,118
                                                ----------  -------  ----------
Shareowners' equity:
  Common stock, $.01 par value; shares
   authorized, 300,000,000; shares issued and
   outstanding, 232,759,206....................      2,319        9       2,328
  Additional paid-in capital...................    725,873      987     726,860
  Retained earnings ...........................      7,890   (1,579)      6,311
  Accumulated other comprehensive income.......    234,275       --     234,275
                                                ----------  -------  ----------
    Total shareowners' equity .................    970,357     (583)    969,774
                                                ----------  -------  ----------
      Total liabilities and shareowners'
       equity.................................. $3,312,301  $   591  $3,312,892
                                                ==========  =======  ==========

                      E*TRADE GROUP, INC. AND SUBSIDIARIES

                  Pro Forma Combined Statements of Operations
                    (in thousands, except per share amounts)
                                  (Unaudited)

                               Six Months Ended               Six Months Ended
                                March 31, 1999                 March 31, 1998
                         -----------------------------  -----------------------------
                           E*TRADE    Clear  Pro Forma    E*TRADE    Clear  Pro Forma
                         As Reported Station Combined   As Reported Station Combined
                         ----------- ------- ---------  ----------- ------- ---------
Revenues:
  Transaction revenues..  $150,844    $  --  $150,844    $ 75,462    $  --   $75,462
  Interest--net of
   interest expense
   (A)..................    50,104      (88)   50,016      24,653       --    24,653
  International.........     2,016       --     2,016       1,620       --     1,620
  Other.................    11,762      451    12,213       8,402       --     8,402
                          --------    -----  --------    --------    -----   -------
    Net revenues........   214,726      363   215,089     110,137       --   110,137
                          --------    -----  --------    --------    -----   -------
Cost of services........    97,638      224    97,862      48,824        5    48,829
                          --------    -----  --------    --------    -----   -------
Operating expenses:
  Selling and
   marketing............   100,881      156   101,037      20,916       --    20,916
  Technology
   development..........    29,449      373    29,822      13,368      414    13,782
  General and
   administrative.......    32,374       89    32,463      10,602       41    10,643
                          --------    -----  --------    --------    -----   -------
    Total operating
     expenses...........   162,704      618   163,322      44,886      455    45,341
                          --------    -----  --------    --------    -----   -------
    Total cost of
     services and
     operating expenses..  260,342      842   261,184      93,710      460    94,170
                          --------    -----  --------    --------    -----   -------
Operating income
 (loss).................   (45,616)    (479)  (46,095)     16,427     (460)   15,967
                          --------    -----  --------    --------    -----   -------
Non-operating income
   (expense):
   Gain on sale of
   investment...........    33,367       --    33,367          --       --        --
  Loss on equity
   investments..........    (1,334)      --    (1,334)         --       --        --
                          --------    -----  --------    --------    -----   -------
    Total non-operating
     income.............    32,033       --    32,033          --       --        --
                          --------    -----  --------    --------    -----   -------
Pre-tax income (loss)...   (13,583)    (479)  (14,062)     16,427     (460)   15,967
Income tax expense
 (benefit)..............    (6,163)      --    (6,163)      6,793       --     6,793
                          --------    -----  --------    --------    -----   -------
Net income (loss).......  $ (7,420)   $(479) $ (7,899)   $  9,634    $(460)  $ 9,174
                          ========    =====  ========    ========    =====   =======
Net income (loss) per
 share:
  Basic.................  $  (0.03)          $  (0.03)   $   0.06            $  0.06
                          ========           ========    ========            =======
  Diluted...............  $  (0.03)          $  (0.03)   $   0.06            $  0.05
                          ========           ========    ========            =======
Shares used in
 computation of net
 income (loss) per
 share:
  Basic.................   228,540      811   229,351     160,794      647   161,441
  Diluted...............   228,540      811   229,351     172,160      647   172,807

--------
(A) Interest is presented net of interest expense. Interest expense for the six months ended March 31, 1999 and 1998 was $26,028 and $17,290, respectively.

                      E*TRADE GROUP, INC. AND SUBSIDIARIES

                  Pro Forma Combined Statements of Operations
                    (in thousands, except per share amounts)
                                  (Unaudited)

                                                      Twelve Months Ended
                                                      September 30, 1998
                                                 ------------------------------
                                                   E*TRADE    Clear   Pro Forma
                                                 As Reported Station  Combined
                                                 ----------- -------  ---------
Revenues:
  Transaction revenues..........................  $162,097   $    --  $162,097
  Interest--net of interest expense (A).........    56,019         1    56,020
  International.................................     7,031        --     7,031
  Other.........................................    20,135        34    20,169
                                                  --------   -------  --------
    Net revenues................................   245,282        35   245,317
                                                  --------   -------  --------
Cost of services................................   111,832        56   111,888
                                                  --------   -------  --------
Operating expenses:
  Selling and marketing.........................    71,293       154    71,447
  Technology development........................    32,916       783    33,699
  General and administrative....................    30,906       142    31,048
                                                  --------   -------  --------
    Total operating expenses....................   135,115     1,079   136,194
                                                  --------   -------  --------
    Total cost of services and operating
     expenses...................................   246,947     1,135   248,082
                                                  --------   -------  --------
Pre-tax loss....................................    (1,665)   (1,100)   (2,765)
Income tax benefit..............................      (953)       --      (953)
                                                  --------   -------  --------
Net loss........................................  $   (712)  $(1,100) $ (1,812)
                                                  ========   =======  ========
Net loss per share:
  Basic.........................................  $  (0.00)           $  (0.01)
                                                  ========            ========
  Diluted.......................................  $  (0.00)           $  (0.01)
                                                  ========            ========
Shares used in computation of net loss per
 share:
  Basic.........................................   169,140       651   169,791
  Diluted.......................................   169,140       651   169,791

--------
(A) Interest is presented net of interest expense. Interest expense for the twelve months ended September 30, 1998 was $39,714.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         E*TRADE Group, Inc.
                                         (Registrant)

                                         Dated: June 10, 1999

                                          By:   /s/ Leonard C. Purkis
                                            -------------------------
                                                   Leonard C. Purkis
                                      Executive Vice President, Finance and
                                                 Administration,
                                  Chief Financial Officer (principal financial
                                             and accounting officer)

                                 EXHIBIT INDEX

 Exhibit Description
 ------- -----------
  23.1   Consent of PricewaterhouseCoopers LLP, Independent Auditors
  99.1   Press Release, dated March 29, 1999, issued by E*TRADE Group, Inc.
         announcing the agreement to acquire ClearStation, Inc.*

--------
* Filed as part of the Registrant's Current Report on Form 8-K dated March 29, 1999, filed April 13, 1999, and incorporated herein by reference.